UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4186

John Hancock Income Securities Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock INVESTMENTS

John Hancock

Income Securities Trust

Annual Report

10.31.13

Ticker | **JHS**

Management’s discussion of

Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

U.S. bonds posted negative overall returns for the 12 months ended October 31, 2013. Bond yields were relatively stable for the first half of the period despite moderate signs of improving economic growth and federal government conflicts over the fiscal cliff and the sequester (the implementation of across the board spending cuts). In May, however, the U.S. Federal Reserve (Fed) announced that it planned to begin tapering its quantitative easing activity before the end of the year. In response, bond yields rose sharply and mortgage rates increased. Although the Fed postponed its tapering plans late in the period, bond yields rose overall during the 12 months, resulting in lower bond prices. From a sector perspective, high-yield corporate bonds generated the best returns for the period, while investment-grade corporate bonds and U.S. Treasury securities declined.

For the 12 months ended October 31, 2013, John Hancock Income Securities Trust produced a total return of 3.51% at net asset value (NAV) and –7.61% at closing market value. The fund’s return at NAV and its return at market value differ because the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the fund’s NAV at any time. By comparison, the average leveraged closed-end investment-grade bond fund tracked by UBS Securities LLC returned 0.50% at NAV and –6.55% at market value. The Barclays U.S. Government/Credit Bond Index declined by 1.45%. The index does not include non-investment-grade bonds.

The fund’s outperformance of its benchmark index resulted primarily from sector allocation. In particular, a meaningful position in high-yield corporate bonds, which are not represented in the benchmark, and an overweight position in commercial mortgage-backed securities added value versus the index, as did an underweight position in U.S. Treasury bonds. The fund’s position in dividend-paying common stocks, which we increased from less than 2% to nearly 4% of the portfolio during the period, also contributed positively to performance as the broad equity indexes posted strong returns. On the downside, an overweight position in investment-grade corporate bonds—the fund’s largest sector weighting—weighed on results as this segment of the bond market underperformed.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The fund is subject to interest-rate and credit risk. When interest rates rise, bond prices usually fall. Higher-yielding bonds are riskier than lower-yielding bonds, and their value may fluctuate more in response to market conditions.

6	Income Securities Trust | Annual report

Portfolio summary

Portfolio Composition[1]

Corporate Bonds	53.1%	Capital Preferred Securities	1.5%

U.S. Government Agency	17.2%	Preferred Securities	1.4%

Collateralized Mortgage Obligations	14.5%	Term Loans	0.4%

Asset Backed Securities	5.4%	Foreign Government Obligations	0.2%

Common Stocks	3.6%	Convertible Bonds	0.2%

U.S. Government	2.3%	Short-Term Investments	0.2%

Quality Composition[1,2]

U.S. Government	2.3%	B	7.8%

U.S. Government Agency	17.2%	CCC & Below	6.1%

AAA	2.4%	Not Rated	0.9%

AA	3.8%	Equity	3.6%

A	6.4%	Preferred Securities	1.4%

BBB	36.8%	Short-Term Investments	0.2%

BB	11.1%

1 As a percentage of total investments on 10-31-13.

2 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 10-31-13 and do not reflect subsequent downgrades or upgrades, if any.

Annual report | Income Securities Trust	7

Fund’s investments

As of 10-31-13

		Maturity
	Rate (%)	date	Par value	Value
Corporate Bonds 78.8% (53.1% of Total Investments)				$142,278,984

(Cost $135,980,056)

Consumer Discretionary 9.5%				17,220,871

Auto Components 0.4%

Dana Holding Corp.	6.000	09-15-23	$425,000	435,625

Stackpole International Intermediate
Company SA (S)	7.750	10-15-21	245,000	254,800

Automobiles 2.4%

Ford Motor Credit Company LLC (Z)	5.000	05-15-18	478,000	529,555

Ford Motor Credit Company LLC (Z)	5.875	08-02-21	1,763,000	2,019,127

Ford Motor Credit Company LLC (Z)	8.000	12-15-16	330,000	391,968

General Motors Company (S)	4.875	10-02-23	445,000	450,563

General Motors Financial Company,
Inc. (S)	3.250	05-15-18	90,000	89,663

Hyundai Capital Services, Inc. (S)(Z)	4.375	07-27-16	310,000	331,414

Nissan Motor Acceptance Corp. (S)(Z)	1.950	09-12-17	490,000	489,316

Distributors 0.1%

Burlington Holdings LLC, PIK (S)(Z)	9.000	02-15-18	140,000	143,675

Hotels, Restaurants & Leisure 2.5%

CCM Merger, Inc. (S)	9.125	05-01-19	380,000	402,800

GLP Capital LP (S)	4.375	11-01-18	90,000	91,800

Greektown Superholdings, Inc. (Z)	13.000	07-01-15	1,713,000	1,787,944

Landry’s, Inc. (S)(Z)	9.375	05-01-20	350,000	378,875

Little Traverse Bay Bands of Odawa
Indians (S)	9.000	08-31-20	299,000	293,020

Marina District Finance Company, Inc. (Z)	9.500	10-15-15	288,000	302,040

Mohegan Tribal Gaming Authority (S)	9.750	09-01-21	205,000	220,888

Seminole Tribe of Florida (S)	6.535	10-01-20	650,000	698,750

Seminole Tribe of Florida (S)(Z)	7.750	10-01-17	325,000	344,906

Waterford Gaming LLC (S)	8.625	09-15-14	149,591	41,885

Internet & Catalog Retail 0.3%

QVC, Inc.	4.375	03-15-23	325,000	308,807

QVC, Inc. (Z)	5.125	07-02-22	205,000	207,794

Media 2.5%

CBS Corp. (Z)	7.875	07-30-30	595,000	739,974

Cinemark USA, Inc.	4.875	06-01-23	250,000	238,125

Gibson Brands, Inc. (S)	8.875	08-01-18	120,000	125,400

Gray Television, Inc. (S)	7.500	10-01-20	135,000	141,413

8	Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Media (continued)

Myriad International Holdings BV (S)	6.000	07-18-20	$200,000	$213,000

News America, Inc. (Z)	6.150	03-01-37	165,000	183,869

News America, Inc. (Z)	6.400	12-15-35	150,000	171,310

News America, Inc. (Z)	7.600	10-11-15	1,000,000	1,119,327

News America, Inc. (Z)	7.750	01-20-24	1,020,000	1,232,125

Time Warner Cable, Inc. (Z)	8.250	04-01-19	350,000	410,184

Multiline Retail 0.3%

Macy’s Retail Holdings, Inc. (Z)	7.875	08-15-36	444,000	501,910

Specialty Retail 0.5%

AutoNation, Inc.	5.500	02-01-20	375,000	401,719

Hillman Group, Inc. (Z)	10.875	06-01-18	305,000	330,925

Toys R Us, Inc.	10.375	08-15-17	180,000	168,750

Textiles, Apparel & Luxury Goods 0.5%

Burlington Coat Factory Warehouse
Corp. (Z)	10.000	02-15-19	665,000	744,800

Hot Topic, Inc. (S)(Z)	9.250	06-15-21	270,000	282,825

Consumer Staples 2.9%				5,260,038

Beverages 0.4%

Crestview DS Merger Sub II, Inc. (S)(Z)	10.000	09-01-21	310,000	322,400

Pernod-Ricard SA (S)(Z)	5.750	04-07-21	325,000	364,109

Food & Staples Retailing 0.9%

Safeway, Inc.	4.750	12-01-21	125,000	124,179

Safeway, Inc. (Z)	5.000	08-15-19	840,000	867,682

Safeway, Inc. (Z)	7.250	02-01-31	225,000	221,918

Sun Merger Sub, Inc. (S)	5.875	08-01-21	85,000	88,825

Tops Holding II Corp., PIK (S)(Z)	8.750	06-15-18	235,000	243,225

Food Products 0.9%

B&G Foods, Inc.	4.625	06-01-21	195,000	190,369

Bunge, Ltd. Finance Corp. (Z)	8.500	06-15-19	389,000	485,768

Corporacion Pesquera Inca SAC (S)(Z)	9.000	02-10-17	340,000	340,000

KazAgro National Management Holding
JSC (S)	4.625	05-24-23	200,000	189,050

Simmons Foods, Inc. (S)(Z)	10.500	11-01-17	475,000	497,563

Household Products 0.2%

The Sun Products Corp. (S)(Z)	7.750	03-15-21	370,000	333,000

Tobacco 0.5%

Alliance One International, Inc. (S)(Z)	9.875	07-15-21	820,000	787,200

Vector Group, Ltd.	7.750	02-15-21	195,000	204,750

Energy 9.6%				17,348,162

Energy Equipment & Services 1.2%

Astoria Depositor Corp., Series B (S)	8.144	05-01-21	1,000,000	970,000

Key Energy Services, Inc. (Z)	6.750	03-01-21	270,000	274,725

RKI Exploration & Production LLC (S)	8.500	08-01-21	270,000	280,800

Rowan Companies, Inc. (Z)	4.875	06-01-22	330,000	340,859

Trinidad Drilling, Ltd. (S)(Z)	7.875	01-15-19	265,000	283,550

See notes to financial statements	Annual report | Income Securities Trust	9

		Maturity
	Rate (%)	date	Par value	Value
Gas Utilities 0.5%

DCP Midstream LLC (S)(Z)	9.750	03-15-19	$405,000	$516,389

DCP Midstream LLC (5.850% to
5-21-23, then 3 month LIBOR
+ 3.850%) (S)(Z)	5.850	05-21-43	370,000	345,950

Oil, Gas & Consumable Fuels 7.9%

Afren PLC (S)(Z)	10.250	04-08-19	240,000	274,800

Afren PLC (S)(Z)	11.500	02-01-16	200,000	228,250

BreitBurn Energy Partners LP (Z)	7.875	04-15-22	215,000	217,150

CNOOC Finance 2013, Ltd. (Z)	3.000	05-09-23	230,000	209,409

Continental Resources, Inc.	5.000	09-15-22	315,000	327,994

DCP Midstream Operating LP (Z)	3.875	03-15-23	225,000	209,786

Ecopetrol SA	5.875	09-18-23	190,000	206,245

Energy Transfer Partners LP (Z)	5.200	02-01-22	135,000	145,230

Energy Transfer Partners LP (Z)	9.700	03-15-19	425,000	557,680

Enterprise Products Operating LLC
(7.000% to 6-1-17, then 3 month
LIBOR + 2.777%) (Z)	7.000	06-01-67	695,000	722,800

Enterprise Products Operating LLC
(8.375% to 8-1-16, then 3 month
LIBOR + 3.708%)	8.375	08-01-66	230,000	253,863

EP Energy LLC (Z)	7.750	09-01-22	195,000	219,375

EV Energy Partners LP (Z)	8.000	04-15-19	400,000	400,000

Halcon Resources Corp.	8.875	05-15-21	200,000	208,250

Hess Corp. (Z)	8.125	02-15-19	570,000	717,999

Kerr-McGee Corp. (Z)	6.950	07-01-24	600,000	723,373

Kinder Morgan Energy Partners LP	7.750	03-15-32	195,000	242,170

Lukoil International Finance BV (S)(Z)	3.416	04-24-18	675,000	680,063

Midstates Petroleum Company, Inc.	9.250	06-01-21	425,000	437,750

Newfield Exploration Company (Z)	5.750	01-30-22	260,000	273,000

NuStar Logistics LP (Z)	8.150	04-15-18	381,000	426,720

Petro-Canada (Z)	9.250	10-15-21	1,000,000	1,347,869

Petrobras Global Finance BV (Z)	4.375	05-20-23	365,000	337,155

Petrohawk Energy Corp. (Z)	6.250	06-01-19	595,000	652,133

Petroleos de Venezuela SA	5.375	04-12-27	550,000	338,250

Petroleos Mexicanos (Z)	4.875	01-24-22	275,000	286,000

Plains Exploration &
Production Company	6.750	02-01-22	545,000	599,214

Plains Exploration &
Production Company	6.875	02-15-23	110,000	121,825

Regency Energy Partners LP	5.500	04-15-23	480,000	478,800

Summit Midstream Holdings LLC (S)	7.500	07-01-21	150,000	157,875

TransCanada Pipelines, Ltd. (6.350%
to 5-15-17, then 3 month LIBOR
+ 2.210%) (Z)	6.350	05-15-67	710,000	737,209

Williams Partners LP (Z)	5.250	03-15-20	1,460,000	1,597,652

Financials 27.8%				50,217,873

Capital Markets 4.2%

Jefferies Group, Inc. (Z)	6.875	04-15-21	1,005,000	1,135,650

Jefferies Group, Inc. (Z)	8.500	07-15-19	235,000	285,870

10	Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Capital Markets (continued)

Macquarie Bank, Ltd. (S)(Z)	6.625	04-07-21	$260,000	$288,871

Macquarie Group, Ltd. (S)(Z)	6.000	01-14-20	340,000	373,857

Morgan Stanley (Z)	4.100	05-22-23	580,000	560,013

Morgan Stanley (Z)	5.500	01-26-20	450,000	507,738

Morgan Stanley (Z)	5.550	04-27-17	1,080,000	1,213,310

Morgan Stanley (Z)	5.750	01-25-21	515,000	589,458

Morgan Stanley	7.300	05-13-19	895,000	1,092,687

The Goldman Sachs Group, Inc. (Z)	5.250	07-27-21	1,195,000	1,318,543

The Goldman Sachs Group, Inc. (Z)	5.750	01-24-22	275,000	311,731

Commercial Banks 4.2%

Abbey National Treasury Services PLC (Z)	4.000	04-27-16	420,000	447,360

Ally Financial, Inc. (Z)	4.750	09-10-18	315,000	327,809

Banco do Brasil SA/Cayman Island
(6.250% to 4-15-24, then 10 Year U.S.
Treasury + 4.398%) (Q)(S)	6.250	04-15-24	470,000	394,800

Barclays Bank PLC (S)(Z)	10.179	06-12-21	575,000	761,260

BPCE SA (S)	5.700	10-22-23	645,000	662,308

Commerzbank AG (S)	8.125	09-19-23	350,000	373,625

Fifth Third Bancorp (5.100% to 6-30-23,
then 3 month LIBOR + 3.033%) (Q)(Z)	5.100	06-30-23	420,000	378,000

ICICI Bank, Ltd. (S)(Z)	5.750	11-16-20	475,000	491,942

Nordea Bank AB (S)(Z)	3.125	03-20-17	680,000	715,027

PNC Financial Services Group, Inc. (P)(Q)	4.483	12-09-13	250,000	249,500

PNC Financial Services Group, Inc.
(4.850% to 6-1-23, then 3 month
LIBOR + 3.040%) (Q)(Z)	4.850	06-01-23	310,000	282,875

Santander Holdings USA, Inc.	4.625	04-19-16	115,000	123,375

Sberbank of Russia (S)(Z)	6.125	02-07-22	200,000	216,750

Swedbank AB (S)(Z)	2.125	09-29-17	460,000	465,298

Synovus Financial Corp. (Z)	7.875	02-15-19	200,000	227,500

VTB Bank OJSC (9.500% to
12-6-22, then 10 Year U.S. Treasury
+ 8.067%) (Q)(S)	9.500	12-06-22	235,000	257,043

Wachovia Bank NA (Z)	5.850	02-01-37	390,000	444,560

Wells Fargo & Company, Series K
(7.980% to 3-15-18, then 3 month
LIBOR + 3.770%) (Q)(Z)	7.980	03-15-18	635,000	715,963

Consumer Finance 1.6%

Capital One Financial Corp.	3.500	06-15-23	1,100,000	1,058,242

Capital One Financial Corp. (Z)	4.750	07-15-21	485,000	521,875

Discover Bank (Z)	7.000	04-15-20	270,000	318,651

Discover Financial Services (Z)	5.200	04-27-22	585,000	620,841

Springleaf Finance Corp. (S)(Z)	6.000	06-01-20	310,000	305,350

Diversified Financial Services 6.9%

Bank of America Corp. (Z)	3.300	01-11-23	260,000	249,430

Bank of America Corp. (Z)	5.000	05-13-21	670,000	736,944

Bank of America Corp. (Z)	5.700	01-24-22	370,000	424,589

Bank of America NA (Z)	5.300	03-15-17	150,000	166,539

Citigroup, Inc. (Z)	3.500	05-15-23	215,000	199,455

See notes to financial statements	Annual report | Income Securities Trust	11

		Maturity
	Rate (%)	date	Par value	Value
Diversified Financial Services (continued)

Citigroup, Inc.	5.500	09-13-25	$405,000	$429,296

Citigroup, Inc.	6.125	08-25-36	310,000	326,255

Doric Nimrod Air Alpha 2013-1
Pass Through Trust (S)	5.250	05-30-23	200,000	200,000

Doric Nimrod Air Alpha 2013-1
Pass Through Trust (S)	6.125	11-30-19	200,000	202,500

Doric Nimrod Air Alpha 2012-1 Class A
Pass Through (S)	5.125	11-30-22	193,935	194,420

General Electric Capital Corp. (Z)	4.375	09-16-20	365,000	397,360

General Electric Capital Corp. (Z)	5.550	05-04-20	615,000	712,112

General Electric Capital Corp. (Z)	5.875	01-14-38	160,000	180,478

General Electric Capital Corp. (6.375%
to 11-15-17, then 3 month LIBOR
+ 2.289%)	6.375	11-15-67	170,000	184,450

General Electric Capital Corp. (7.125%
until 6-15-22, then 3 month LIBOR
+ 5.296%) (Q)(Z)	7.125	06-15-22	600,000	669,000

ING Bank NV (S)	5.800	09-25-23	235,000	246,358

ING US, Inc. (5.650% to 05-15-23, then
3 month LIBOR + 3.580%)	5.650	05-15-53	250,000	237,759

iPayment, Inc. (Z)	10.250	05-15-18	200,000	154,000

JPMorgan Chase & Company (Z)	4.625	05-10-21	895,000	969,704

JPMorgan Chase & Company (5.150%
to 5-1-23, then 3 month LIBOR
+ 3.250%) (Q)	5.150	05-01-23	375,000	339,375

JPMorgan Chase & Company (7.900%
to 4-30-18, then 3 month LIBOR
+ 3.470%) (Q)(Z)	7.900	04-30-18	655,000	722,138

Leucadia National Corp.	5.500	10-18-23	655,000	661,039

Merrill Lynch & Company, Inc. (Z)	6.875	04-25-18	1,000,000	1,187,399

SPL Logistics Escrow LLC (S)(Z)	8.875	08-01-20	215,000	230,588

The Bear Stearns Companies LLC (Z)	7.250	02-01-18	1,000,000	1,205,634

UBS AG (Z)	7.625	08-17-22	445,000	507,166

USB Realty Corp. (P)(Q)(S)(Z)	1.391	01-15-17	800,000	684,000

Insurance 5.1%

Aflac, Inc.	8.500	05-15-19	385,000	500,846

American International Group, Inc.	4.125	02-15-24	295,000	303,129

American International Group, Inc. (Z)	8.250	08-15-18	230,000	290,886

American International Group, Inc.
(8.175% to 5-15-38, then 3 month
LIBOR + 4.195%)	8.175	05-15-58	250,000	308,125

AXA SA (Z)	8.600	12-15-30	175,000	213,017

CNA Financial Corp. (Z)	7.250	11-15-23	540,000	662,767

Glen Meadow Pass-Through Trust
(6.505% to 2-15-17, then 3 month
LIBOR +2.125%) (S)	6.505	02-12-67	625,000	596,875

Liberty Mutual Group, Inc. (S)(Z)	5.000	06-01-21	650,000	700,946

Liberty Mutual Group, Inc. (S)(Z)	7.800	03-15-37	705,000	768,450

Lincoln National Corp. (Z)	8.750	07-01-19	535,000	697,867

12	Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Insurance (continued)

Lincoln National Corp. (6.050%
until 4-20-17, then 3 month LIBOR
+ 2.040%) (Z)	6.050	04-20-67	$395,000	$392,038

Lincoln National Corp. (7.000%
to 5-17-16, then 3 month LIBOR
+ 2.358%)	7.000	05-17-66	135,000	139,388

MetLife, Inc. (Z)	6.400	12-15-36	305,000	317,581

Nippon Life Insurance Company
(5.000% to 10-18-22, then 3 month
LIBOR + 4.240%) (S)(Z)	5.000	10-18-42	310,000	314,650

Pacific LifeCorp. (S)(Z)	6.000	02-10-20	180,000	203,496

Prudential Financial, Inc. (5.200%
to 3-15-24, then 3 month LIBOR
+ 3.040%)	5.200	03-15-44	110,000	106,700

Prudential Financial, Inc. (5.875%
to 9-15-22, then 3 month LIBOR
+ 4.175%) (Z)	5.875	09-15-42	445,000	451,675

Teachers Insurance & Annuity
Association of America (S)(Z)	6.850	12-16-39	475,000	598,231

The Chubb Corp. (6.375% until
4-15-17, then 3 month LIBOR
+ 2.250%) (Z)	6.375	03-29-67	355,000	386,950

The Hanover Insurance Group, Inc. (Z)	6.375	06-15-21	150,000	167,653

Unum Group (Z)	7.125	09-30-16	395,000	451,576

White Mountains Re Group, Ltd.
(7.506% to 6-30-17, then 3 month
LIBOR + 3.200%) (Q)(S)(Z)	7.506	06-30-17	415,000	427,081

WR Berkley Corp. (Z)	5.375	09-15-20	265,000	292,195

Metals & Mining 0.1%

Xstrata Finance Canada, Ltd. (S)	4.250	10-25-22	220,000	213,307

Real Estate Investment Trusts 5.2%

DDR Corp.	4.625	07-15-22	85,000	87,980

DDR Corp. (Z)	7.500	04-01-17	880,000	1,030,696

DDR Corp.	7.875	09-01-20	110,000	136,567

Goodman Funding Pty, Ltd. (S)(Z)	6.375	04-15-21	645,000	720,819

Health Care REIT, Inc. (Z)	4.950	01-15-21	190,000	204,514

Health Care REIT, Inc. (Z)	6.125	04-15-20	1,205,000	1,387,645

Healthcare Realty Trust, Inc. (Z)	6.500	01-17-17	540,000	608,179

Highwoods Realty LP (Z)	5.850	03-15-17	650,000	720,920

Host Hotels & Resorts LP (Z)	5.875	06-15-19	439,000	476,344

MPT Operating Partnership LP (Z)	6.375	02-15-22	320,000	330,400

ProLogis International Funding II (S)	4.875	02-15-20	180,000	183,698

ProLogis LP (C)	3.350	02-01-21	310,000	309,442

ProLogis LP	6.250	03-15-17	475,000	538,897

Realty Income Corp.	4.650	08-01-23	140,000	144,676

Ventas Realty LP (Z)	2.700	04-01-20	220,000	213,370

Ventas Realty LP (Z)	4.000	04-30-19	330,000	349,707

Ventas Realty LP (Z)	4.750	06-01-21	670,000	714,830

WEA Finance LLC (S)(Z)	6.750	09-02-19	290,000	347,751

Weyerhaeuser Company (Z)	7.375	03-15-32	690,000	857,613

See notes to financial statements	Annual report | Income Securities Trust	13

		Maturity
	Rate (%)	date	Par value	Value
Real Estate Management & Development 0.1%

General Shopping Investments, Ltd.
(12.000% to 3-20-17, then 5 Year
USGG + 11.052%) (Q)(S)	12.000	03-20-17	$260,000	$228,800

Thrifts & Mortgage Finance 0.4%

Nationstar Mortgage LLC (Z)	7.875	10-01-20	310,000	331,313

Nationstar Mortgage LLC (Z)	9.625	05-01-19	295,000	332,613

Health Care 1.4%				2,527,740

Health Care Equipment & Supplies 0.1%

MModal, Inc. (S)	10.750	08-15-20	285,000	168,150

Health Care Providers & Services 0.5%

Medco Health Solutions, Inc. (Z)	7.125	03-15-18	275,000	331,048

National Mentor Holdings, Inc. (S)(Z)	12.500	02-15-18	460,000	492,200

Tenet Healthcare Corp. (S)	6.000	10-01-20	105,000	111,038

Pharmaceuticals 0.8%

Hospira, Inc. (Z)	6.050	03-30-17	485,000	535,018

Mylan, Inc. (S)(Z)	7.875	07-15-20	545,000	623,886

Valeant Pharmaceuticals International (S)	7.500	07-15-21	240,000	266,400

Industrials 9.6%				17,330,347

Aerospace & Defense 1.3%

Embraer Overseas, Ltd. (S)	5.696	09-16-23	296,000	299,700

Kratos Defense & Security Solutions,
Inc. (Z)	10.000	06-01-17	415,000	452,350

Textron Financial Corp. (6.000%
to 2-15-17, then 3 month LIBOR
+ 1.735%) (S)(Z)	6.000	02-15-67	750,000	663,750

Textron, Inc. (Z)	5.600	12-01-17	505,000	561,158

Textron, Inc. (Z)	7.250	10-01-19	270,000	318,574

Airlines 3.9%

America West Airlines 2000-1
Pass Through Trust (Z)	8.057	07-02-20	146,051	157,005

American Airlines 2011-1 Class B
Pass Through Trust (S)(Z)	7.000	01-31-18	780,153	813,310

American Airlines 2013-2 Class A
Pass Through Trust (S)(Z)	4.950	01-15-23	355,000	365,650

British Airways PLC (S)	4.625	06-20-24	620,000	627,750

British Airways PLC (S)	5.625	06-20-20	155,000	160,425

Continental Airlines 1997-4 Class A
Pass Through Trust (Z)	6.900	01-02-18	383,610	408,545

Continental Airlines 1998-1 Class A
Pass Through Trust (Z)	6.648	09-15-17	127,360	133,856

Continental Airlines 1999-1 Class A
Pass Through Trust (Z)	6.545	02-02-19	178,143	194,176

Continental Airlines 2000-2 Class B
Pass Through Trust (Z)	8.307	04-02-18	95,805	98,799

Continental Airlines 2007-1 Class A
Pass Through Trust (Z)	5.983	04-19-22	485,880	527,180

Continental Airlines 2010-1 Class A
Pass Through Trust	4.750	01-12-21	138,275	145,188

14	Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Airlines (continued)

Continental Airlines 2012-1 Class B
Pass Through Trust (Z)	6.250	04-11-20	$227,838	$235,812

Delta Air Lines 2002-1 Class G-1
Pass Through Trust (Z)	6.718	01-02-23	642,696	706,966

Delta Air Lines 2007-1 Class A
Pass Through Trust (Z)	6.821	08-10-22	629,021	699,786

Delta Air Lines 2010-1 Class A
Pass Through Trust (Z)	6.200	07-02-18	170,626	187,262

Delta Air Lines 2011-1 Class A
Pass Through Trust (Z)	5.300	04-15-19	286,038	307,490

Hawaiian Airlines 2013-1 Class A
Pass Through Certificates	3.900	01-15-26	235,000	215,613

Northwest Airlines 2007-1 Class A
Pass Through Trust (Z)	7.027	11-01-19	380,026	415,178

UAL 2009-1 Pass Through Trust (Z)	10.400	11-01-16	106,828	120,715

UAL 2009-2A Pass Through Trust (Z)	9.750	01-15-17	299,788	344,007

US Airways 2012-1 Class A
Pass Through Trust	5.900	10-01-24	168,081	176,485

Building Products 1.0%

Masco Corp. (Z)	7.125	03-15-20	285,000	324,900

Owens Corning (Z)	4.200	12-15-22	395,000	392,070

Ply Gem Industries, Inc.	9.375	04-15-17	45,000	48,263

Voto-Votorantim Overseas Trading
Operations NV (S)(Z)	6.625	09-25-19	450,000	511,425

Voto-Votorantim, Ltd. (S)(Z)	6.750	04-05-21	490,000	556,150

Commercial Services & Supplies 1.1%

Ahern Rentals, Inc. (S)	9.500	06-15-18	195,000	209,138

Casella Waste Systems, Inc.	7.750	02-15-19	365,000	368,650

Garda World Security Corp. (S)	9.750	03-15-17	100,000	107,990

Iron Mountain, Inc. (Z)	6.000	08-15-23	440,000	447,700

Safway Group Holding LLC (S)	7.000	05-15-18	180,000	186,300

Steelcase, Inc. (Z)	6.375	02-15-21	500,000	557,892

Construction & Engineering 0.5%

Aeropuertos Dominicanos Siglo XXI
SA (S)(Z)	9.250	11-13-19	300,000	297,000

Empresas ICA SAB de CV (S)	8.375	07-24-17	250,000	249,375

Tutor Perini Corp. (Z)	7.625	11-01-18	335,000	355,938

Industrial Conglomerates 0.6%

KOC Holding AS (S)	3.500	04-24-20	340,000	304,300

Odebrecht Finance, Ltd. (S)(Z)	7.125	06-26-42	425,000	416,500

Odebrecht Finance, Ltd. (Q)(S)	7.500	09-14-15	200,000	200,000

Tenedora Nemak SA de CV (S)	5.500	02-28-23	210,000	208,425

Marine 0.3%

Navios Maritime Acquisition Corp. (C)(S)	8.125	11-15-21	270,000	272,700

Navios South American Logistics, Inc. (Z)	9.250	04-15-19	315,000	340,988

Road & Rail 0.3%

Penske Truck Leasing Company LP (S)(Z)	3.750	05-11-17	460,000	482,765

See notes to financial statements	Annual report | Income Securities Trust	15

		Maturity
	Rate (%)	date	Par value	Value
Trading Companies & Distributors 0.6%

Air Lease Corp.	4.500	01-15-16	$95,000	$99,750

Air Lease Corp.	5.625	04-01-17	175,000	190,750

Aircastle, Ltd.	7.625	04-15-20	160,000	179,200

Glencore Funding LLC (S)(Z)	4.125	05-30-23	370,000	351,585

International Lease Finance Corp. (S)(Z)	7.125	09-01-18	290,000	333,863

Information Technology 1.7%				3,038,794

Internet Software & Services 0.6%

Ancestry.com, Inc. (Z)	11.000	12-15-20	305,000	353,800

Ancestry.com, Inc., PIK (S)	9.625	10-15-18	135,000	138,038

Baidu, Inc. (Z)	3.250	08-06-18	355,000	362,569

Healthcare Technology Intermediate,
Inc., PIK (S)	7.375	09-01-18	185,000	191,244

IT Services 0.8%

Brightstar Corp. (S)	9.500	12-01-16	560,000	616,000

Fiserv, Inc. (Z)	4.625	10-01-20	800,000	837,318

Software 0.3%

Aspect Software, Inc.	10.625	05-15-17	390,000	398,775

Blackboard, Inc. (S)	7.750	11-15-19	140,000	141,050

Materials 6.8%				12,296,980

Chemicals 1.7%

Braskem Finance, Ltd. (S)(Z)	7.000	05-07-20	515,000	562,638

CF Industries, Inc. (Z)	7.125	05-01-20	580,000	690,761

Incitec Pivot Finance LLC (S)(Z)	6.000	12-10-19	345,000	382,040

LyondellBasell Industries NV (Z)	5.000	04-15-19	1,000,000	1,119,070

Methanex Corp.	5.250	03-01-22	330,000	357,752

Construction Materials 0.7%

American Gilsonite Company (S)(Z)	11.500	09-01-17	390,000	404,625

Cemex SAB de CV (S)	6.500	12-10-19	340,000	345,100

Magnesita Finance, Ltd. (Q)(S)(Z)	8.625	04-05-17	420,000	411,600

Severstal Columbus LLC	10.250	02-15-18	100,000	106,000

Containers & Packaging 0.7%

ARD Finance SA, PIK (S)(Z)	11.125	06-01-18	289,728	318,701

Consolidated Container Company
LLC (S)	10.125	07-15-20	320,000	345,600

Pretium Packaging LLC	11.500	04-01-16	165,000	178,200

Rock-Tenn Company (Z)	4.000	03-01-23	480,000	469,418

Metals & Mining 2.7%

Allegheny Technologies, Inc. (Z)	5.950	01-15-21	140,000	148,387

Allegheny Technologies, Inc. (Z)	9.375	06-01-19	715,000	877,254

AngloGold Ashanti Holdings PLC (Z)	8.500	07-30-20	405,000	433,350

ArcelorMittal (Z)	10.350	06-01-19	370,000	468,050

Barrick Gold Corp.	4.100	05-01-23	335,000	303,718

Commercial Metals Company (Z)	7.350	08-15-18	310,000	353,400

Edgen Murray Corp. (S)(Z)	8.750	11-01-20	310,000	358,050

Gerdau Trade, Inc. (S)(Z)	4.750	04-15-23	225,000	212,625

JMC Steel Group (S)	8.250	03-15-18	185,000	183,844

MMC Finance, Ltd. (S)	5.550	10-28-20	235,000	235,411

16	Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Metals & Mining (continued)

Rain CII Carbon LLC (S)(Z)	8.000	12-01-18	$340,000	$351,050

SunCoke Energy, Inc. (Z)	7.625	08-01-19	259,000	277,778

Thompson Creek Metals Company,
Inc. (Z)	7.375	06-01-18	395,000	357,475

Vedanta Resources PLC (S)(Z)	7.125	05-31-23	300,000	286,500

Paper & Forest Products 1.0%

Georgia-Pacific LLC (Z)	7.250	06-01-28	165,000	203,111

International Paper Company (Z)	9.375	05-15-19	385,000	509,909

Neenah Paper, Inc. (S)	5.250	05-15-21	135,000	131,288

Westvaco Corp. (Z)	7.950	02-15-31	770,000	914,275

Telecommunication Services 5.2%				9,451,953

Diversified Telecommunication Services 3.6%

American Tower Corp. (Z)	3.400	02-15-19	225,000	227,736

American Tower Corp. (Z)	4.700	03-15-22	400,000	402,764

BellSouth Telecommunications, Inc. (Z)	6.300	12-15-15	335,486	354,489

CenturyLink, Inc. (Z)	5.800	03-15-22	480,000	475,200

CenturyLink, Inc. (Z)	6.450	06-15-21	305,000	317,200

Crown Castle Towers LLC (S)(Z)	4.883	08-15-20	760,000	817,198

GTP Acquisition Partners I LLC (S)(Z)	4.704	05-15-18	485,000	479,320

GTP Acquisition Partners I LLC (S)	7.628	06-15-16	650,000	701,680

T-Mobile USA, Inc.	6.836	04-28-23	325,000	343,688

Telecom Italia Capital SA (Z)	6.999	06-04-18	330,000	361,384

Telecom Italia Capital SA (Z)	7.200	07-18-36	365,000	354,241

Telefonica Emisiones SAU (Z)	6.421	06-20-16	600,000	667,996

Verizon Communications, Inc.	4.500	09-15-20	455,000	492,273

Verizon Communications, Inc.	6.550	09-15-43	470,000	545,002

Wireless Telecommunication Services 1.6%

Clearwire Communications LLC (S)(Z)	12.000	12-01-15	315,000	326,655

Digicel Group, Ltd. (S)	8.250	09-30-20	385,000	406,175

ENTEL Chile SA (S)	4.875	10-30-24	265,000	264,914

Millicom International Cellular SA (S)	4.750	05-22-20	210,000	196,875

Millicom International Cellular SA (S)	6.625	10-15-21	300,000	308,250

SBA Tower Trust (S)(Z)	2.933	12-15-17	395,000	407,166

SBA Tower Trust (S)	3.598	04-15-18	370,000	370,334

SoftBank Corp. (S)	4.500	04-15-20	400,000	396,000

Verizon New York, Inc. (Z)	7.000	12-01-33	235,000	235,413

Utilities 4.2%				7,586,226

Electric Utilities 3.0%

Beaver Valley II Funding Corp.	9.000	06-01-17	103,000	104,006

BVPS II Funding Corp. (Z)	8.890	06-01-17	357,000	379,078

DPL, Inc. (Z)	7.250	10-15-21	570,000	592,800

Electricite de France SA (5.250% to
1-29-23, then 10 Year Swap Rate
+ 3.709%) (Q)(S)(Z)	5.250	01-29-23	205,000	201,515

Exelon Corp. (Z)	4.900	06-15-15	985,000	1,043,667

FPL Energy National Wind LLC (S)(Z)	5.608	03-10-24	172,388	167,242

Israel Electric Corp., Ltd. (S)(Z)	5.625	06-21-18	420,000	441,932

See notes to financial statements	Annual report | Income Securities Trust	17

		Maturity
	Rate (%)	date	Par value	Value
Electric Utilities (continued)

NextEra Energy Capital Holdings, Inc.
(6.650% to 06-15-17, then 3 month
LIBOR + 2.125%)	6.650	06-15-67	$180,000	$184,500

Oncor Electric Delivery Company LLC (Z)	5.000	09-30-17	820,000	913,941

PNPP II Funding Corp. (Z)	9.120	05-30-16	162,000	167,131

PPL Capital Funding, Inc. (6.700%
to 3-30-17, then 3 month LIBOR
+ 2.665%) (Z)	6.700	03-30-67	525,000	530,250

Southern California Edison Company
(6.250% to 2-1-22, then 3 month
LIBOR + 4.199%) (Q)(Z)	6.250	02-01-22	320,000	334,400

W3A Funding Corp. (Z)	8.090	01-02-17	301,225	301,124

Independent Power Producers & Energy Traders 0.2%

AES Corp.	4.875	05-15-23	80,000	76,600

Calpine Corp. (S)	6.000	01-15-22	110,000	114,125

Exelon Generation Company LLC	5.600	06-15-42	200,000	192,007

Multi-Utilities 1.0%

Integrys Energy Group, Inc. (6.110%
to 12-1-16, then 3 month LIBOR
+ 2.120%) (Z)	6.110	12-01-66	650,000	653,250

MidAmerican Energy Holdings
Company (Z)	8.480	09-15-28	550,000	768,408

Wisconsin Energy Corp. (6.250%
to 5-15-17, then 3 month LIBOR
+ 2.113%) (Z)	6.250	05-15-67	410,000	420,250

Convertible Bonds 0.3% (0.2% of Total Investments)				$520,645

(Cost $267,530)

Consumer Discretionary 0.3%				520,645

Media 0.3%

XM Satellite Radio, Inc. (S)(Z)	7.000	12-01-14	$248,000	520,645

Term Loans (M) 0.5% (0.4% of Total Investments)				$930,957

(Cost $930,775)

Consumer Discretionary 0.1%				166,216

Hotels, Restaurants & Leisure 0.1%

CCM Merger, Inc.	5.000	03-01-17	$165,081	166,216

Consumer Staples 0.1%				364,201

Household Products 0.1%

The Sun Products Corp.	5.500	03-23-20	379,048	364,201

Financials 0.1%				96,424

Real Estate Investment Trusts 0.1%

iStar Financial, Inc.	4.500	10-16-17	96,093	96,424

Industrials 0.1%				148,751

Aerospace & Defense 0.1%

WP CPP Holdings LLC	4.750	12-27-19	148,875	148,751

18	Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Utilities 0.1%				$155,365

Electric Utilities 0.1%

La Frontera Generation LLC	4.500	09-30-20	$154,544	155,365

Capital Preferred Securities (a) 2.2% (1.5% of Total Investments)				$3,979,462

(Cost $3,907,948)

Financials 2.2%				3,979,462

Capital Markets 0.4%

State Street Capital Trust IV (P)(Z)	1.254	06-15-37	935,000	734,555

Commercial Banks 0.9%

Fifth Third Capital Trust IV (6.500%
to 4-15-17, then 3 month LIBOR
+ 1.368%) (Z)	6.500	04-15-37	825,000	814,688

PNC Financial Services Group, Inc.
(6.750% to 8-1-21, then 3 month
LIBOR + 3.678%) (Q)(Z)	6.750	08-01-21	215,000	226,825

Sovereign Capital Trust VI (Z)	7.908	06-13-36	480,000	499,800

Insurance 0.9%

MetLife Capital Trust IV (7.875%
to 12-15-32, then 3 month LIBOR
+ 3.960%) (S)	7.875	12-15-37	110,000	126,775

MetLife Capital Trust X (9.250%
to 4-8-38 then 3 month LIBOR
+ 5.540%) (S)(Z)	9.250	04-08-38	315,000	407,138

ZFS Finance USA Trust II (6.450%
to 6-15-16 then 3 month LIBOR
+ 2.000%) (S)(Z)	6.450	12-15-65	870,000	930,900

ZFS Finance USA Trust V (6.500%
to 5-9-17, then 3 month LIBOR
+ 2.285%) (S)(Z)	6.500	05-09-37	225,000	238,781

U.S. Government & Agency Obligations 29.0%
(19.5% of Total Investments)				$52,338,485

(Cost $53,028,727)

U.S. Government 3.4%				6,218,511

U.S. Treasury Bonds
Bond	2.875	05-15-43	435,000	372,945
Bond (Z)	3.125	02-15-42	2,025,000	1,843,066

U.S. Treasury Notes
Note	1.875	06-30-20	4,000,000	4,002,500

U.S. Government Agency 25.6%				46,119,974

Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (Z)	3.000	03-01-43	1,056,364	1,039,239
30 Yr Pass Thru (Z)	5.000	03-01-41	4,862,892	5,311,898
30 Yr Pass Thru (Z)	6.500	04-01-39	511,216	567,512

Federal National Mortgage Association
15 Yr Pass Thru (Z)	3.000	07-01-27	1,766,264	1,835,294
15 Yr Pass Thru (Z)	3.000	10-29-27	705,000	638,655
30 Yr Pass Thru (Z)	3.000	12-01-42	4,591,846	4,535,166
30 Yr Pass Thru	3.000	03-01-43	303,556	299,856
30 Yr Pass Thru (Z)	3.500	12-01-42	6,214,501	6,380,059
30 Yr Pass Thru (Z)	3.500	01-01-43	4,735,953	4,862,862

See notes to financial statements	Annual report | Income Securities Trust	19

		Maturity
	Rate (%)	date	Par value	Value

Federal National Mortgage Association
30 Yr Pass Thru (Z)	4.000	10-01-40	$537,546	$568,203
30 Yr Pass Thru (Z)	4.000	09-01-41	3,520,881	3,715,079
30 Yr Pass Thru (Z)	4.000	09-01-41	1,755,143	1,850,304
30 Yr Pass Thru (Z)	4.000	09-01-41	819,505	867,395
30 Yr Pass Thru (Z)	4.000	10-01-41	2,526,342	2,670,028
30 Yr Pass Thru (Z)	4.500	10-01-40	2,406,266	2,592,752
30 Yr Pass Thru (Z)	5.000	02-01-41	2,345,140	2,580,362
30 Yr Pass Thru (Z)	5.000	04-01-41	666,309	734,078
30 Yr Pass Thru (Z)	5.500	02-01-36	929,881	1,015,241
30 Yr Pass Thru (Z)	5.500	10-01-39	1,666,542	1,815,619
30 Yr Pass Thru (Z)	5.500	08-01-40	269,137	293,213
30 Yr Pass Thru (Z)	6.500	07-01-36	317,231	354,128
30 Yr Pass Thru (Z)	6.500	01-01-39	1,434,993	1,593,031

Foreign Government Obligations 0.2% (0.2% of Total Investments)				$393,982

(Cost $369,013)

South Korea 0.2%				393,982

Korea Development Bank (Z)	4.000	09-09-16	$370,000	393,982

Collateralized Mortgage Obligations 21.5%
(14.5% of Total Investments)				$38,813,673

(Cost $38,639,004)

Commercial & Residential 17.6%				31,791,726

American Home Mortgage Assets LLC
Series 2006-6, Class XP IO	2.089	12-25-46	$5,735,950	410,075

American Home Mortgage
Investment Trust
Series 2005-1, Class 1A1 (P)(Z)	0.390	06-25-45	654,733	598,687

Americold 2010 LLC Trust
Series 2010-ARTA, Class D (S)	7.443	01-14-29	605,000	685,957

Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-2, Class A1 (P)(Z)	2.600	03-25-35	493,247	496,744
Series 2005-5, Class A2 (P)	2.250	08-25-35	549,607	551,693

Bear Stearns Adjustable Rate Mortgage
Trust, Inc.
Series 2005-1, Class B2 (P)	3.209	03-25-35	751,640	18,411

Bear Stearns Alt-A Trust
Series 2004-12, Class 1A1 (P)(Z)	0.870	01-25-35	790,944	766,307
Series 2005-5, Class 1A4 (P)	0.730	07-25-35	487,232	449,132
Series 2005-7, Class 11A1 (P)	0.710	08-25-35	733,086	659,406

Bear Stearns Asset Backed
Securities Trust
Series 2004-AC5, Class A1	5.750	10-25-34	403,415	404,474

Citigroup/Deutsche Bank Commercial
Mortgage Trust
Series 2005-CD1, Class C (P)	5.219	07-15-44	295,000	300,708

Commercial Mortgage Pass Through Certificates
Series 2010-C1, Class D (P)(S)	5.908	07-10-46	475,000	503,123
Series 2012-CR5, Class XA IO	1.933	12-10-45	4,636,610	504,834
Series 2012-LC4, Class B (P)	4.934	12-10-44	360,000	385,860
Series 2012-LC4, Class C (P)	5.648	12-10-44	645,000	692,372
Series 2013-300P, Class D (P)(S)	4.394	08-10-30	620,000	582,086

20	Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Commercial Mortgage Pass Through Certificates
Series 2013-CR11, Class B (P)	5.333	10-10-46	$560,000	$595,350
Series 2013-LC13, Class B (P)(S)	5.009	08-10-46	525,000	552,713

Deutsche Mortgage Securities, Inc.
Series 2004-4, Class 2AR1 (P)	0.710	06-25-34	567,386	521,113

Extended Stay America Trust
Series 2013-ESFL, Class DFL (P)(S)	3.309	12-05-31	505,000	496,292

Fontainebleau Miami Beach Trust
Series 2012-FBLU, Class C (S)	4.270	05-05-27	315,000	321,778
Series 2012-FBLU, Class D (S)	5.007	05-05-27	465,000	477,992

GMAC Mortgage Corp. Loan Trust
Series 2004-AR2, Class 3A (P)	3.325	08-19-34	663,301	649,049

GS Mortgage Securities Corp. II
Series 2013-KYO, Class D (P)(S)	2.773	11-08-29	570,000	563,252

GSR Mortgage Loan Trust
Series 2006-4F, Class 6A1	6.500	05-25-36	2,099,375	1,620,871
Series 2004-9, Class B1 (P)	3.121	08-25-34	775,269	456,557

HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.064	08-19-45	2,403,755	129,661
Series 2005-2, Class IX IO	2.171	05-19-35	8,389,425	535,892
Series 2005-9, Class 2A1C (P)	0.623	06-20-35	731,066	694,267
Series 2005-8, Class 1X IO	2.136	09-19-35	3,251,934	254,012
Series 2007-3, Class ES IO (S)	0.350	05-19-47	9,527,780	85,750
Series 2007-4, Class ES IO	0.350	07-19-47	10,343,802	103,438
Series 2007-6, Class ES IO (S)	0.342	08-19-37	7,980,610	67,835

IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.051	10-25-36	8,279,289	540,077
Series 2005-AR18, Class 2X IO	1.688	10-25-36	7,484,289	300,915

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP9, Class AM	5.372	05-15-47	1,020,000	1,098,087
Series 2007-LD12, Class AM (P)(Z)	5.997	02-15-51	880,000	984,734
Series 2007-LDPX Class AM (P)	5.464	01-15-49	945,000	977,391
Series 2012-HSBC Class XA IO (S)	1.431	07-05-32	3,620,000	380,013
Series 2012-PHH, Class D (P)(S)	3.442	10-15-25	260,000	261,393
Series 2013-INMZ, Class M (P)(S)	6.160	09-15-18	510,000	511,609
Series 2013-JWRZ, Class D (P)(S)	3.164	04-15-30	440,000	437,714

Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1 (P)	2.175	12-25-34	512,393	510,173
Series 2007-3, Class M1 (P)	3.213	09-25-37	237,165	127,268
Series 2007-3, Class M2 (P)	3.213	09-25-37	91,461	10,205
Series 2007-3, Class M3 (P)	3.213	09-25-37	25,144	413

Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2013-C7, Class C (P)	4.188	02-15-46	293,000	280,648

Morgan Stanley Mortgage Loan Trust
Series 2004-11, Class 1A2A (P)	0.480	01-25-35	1,152,208	1,123,350

MortgageIT Trust
Series 2005-2, Class 1A2 (P)	0.500	05-25-35	488,059	452,147

Motel 6 Trust
Series 2012-MTL6, Class D (S)	3.781	10-05-25	975,000	971,531

Springleaf Mortgage Loan Trust
Series 2012-3A, Class M1 (P)(S)	2.660	12-25-59	265,000	262,136

Thornburg Mortgage Securities Trust
Series 2004-1, Class II2A (P)	1.776	03-25-44	672,694	667,288

See notes to financial statements	Annual report | Income Securities Trust	21

		Maturity
	Rate (%)	date	Par value	Value
UBS Commercial Mortgage Trust
Series 2012-C1, Class B	4.822	05-10-45	$405,000	$428,008
Series 2012-C1, Class C (P)(S)	5.535	05-10-45	270,000	289,190

UBS-Barclays Commercial
Mortgage Trust
Series 2012-C2, Class XA IO (S)	1.800	05-10-63	4,927,085	458,189

VFC 2013-1 LLC
Series 2013-1, Class A (S)	3.130	03-20-26	465,952	468,351

Wachovia Bank Commercial
Mortgage Trust
Series 2007-C31, Class AM (P)	5.591	04-15-47	285,000	309,051

WaMu Mortgage Pass Through Certificates
Series 2005-AR19, Class A1A2 (P)(Z)	0.460	12-25-45	716,361	657,371
Series 2005-AR2, Class 2A1B (P)	0.540	01-25-45	265,499	239,613
Series 2005-AR8, Class 2AB2 (P)	0.590	07-25-45	692,632	639,433

Wells Fargo Commercial Mortgage Trust
Series 2013-1, Class 20B (P)(S)	2.710	03-18-28	910,000	843,425
Series 2013-BTC, Class E (P)(S)	3.550	04-16-35	415,000	323,646

WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.261	11-15-45	5,140,678	660,947
Series 2013-C15, Class B (P)	4.486	08-15-46	155,000	158,794
Series 2013-C16, Class B (P)	4.986	09-15-46	265,000	282,925

U.S. Government Agency 3.9%				7,021,947

Federal Home Loan Mortgage Corp.
Series 290, Class IO	3.500	11-15-32	3,491,862	681,843
Series 3747, Class HI IO	4.500	07-15-37	4,215,315	429,218
Series 3794, Class PI IO	4.500	02-15-38	688,728	77,224
Series 3830, Class NI IO	4.500	01-15-36	3,304,804	357,988
Series 4077, Class IK IO	5.000	07-15-42	948,655	188,678
Series 4136, Class IH IO	3.500	09-15-27	2,687,738	384,930
Series K017, Class X1 IO	1.448	12-25-21	2,789,946	249,114
Series K018, Class X1 IO (Z)	1.458	01-25-22	3,729,276	335,799
Series K021, Class X1 IO	1.512	06-25-22	812,156	81,445
Series K022, Class X1 IO	1.306	07-25-22	6,050,124	524,461
Series K707, Class X1 IO	1.557	12-25-18	2,453,713	166,997
Series K708, Class X1 IO	1.511	01-25-19	5,783,878	393,824
Series K709, Class X1 IO	1.544	03-25-19	3,374,282	238,164
Series K710, Class X1 IO	1.783	05-25-19	2,565,860	213,397

Federal National Mortgage Association
Series 2010-68, Class CI IO	5.000	11-25-38	874,868	118,993
Series 2012-118, Class IB IO	3.500	11-25-42	1,458,116	327,218
Series 2012-137, Class QI IO	3.000	12-25-27	2,833,874	421,725
Series 2012-137, Class WI IO	3.500	12-25-32	2,079,137	441,829
Series 402, Class 3 IO	4.000	11-25-39	499,278	94,066
Series 402, Class 4 IO	4.000	10-25-39	782,902	132,942
Series 402, Class 7 IO	4.500	11-25-39	742,016	133,606
Series 402, Class 8 IO	4.500	11-25-39	681,488	101,167
Series 407, Class 15 IO	5.000	01-25-40	810,382	135,411
Series 407, Class 21 IO	5.000	01-25-39	440,054	76,812
Series 407, Class 7 IO	5.000	03-25-41	322,319	61,603
Series 407, Class 8 IO	5.000	03-25-41	330,162	52,507
Series 407, Class C6 IO	5.500	01-25-40	1,307,767	222,854

22	Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Government National Mortgage Association
Series 2012-114, Class IO	1.031	01-16-53	$2,063,655	$194,388
Series 2013-42, Class IO	3.500	03-20-43	1,095,709	183,744

Asset Backed Securities 8.0% (5.4% of Total Investments)				$14,508,395

(Cost $13,978,610)

Asset Backed Securities 8.0%				14,508,395

ACE Securities Corp.
Series 2005-HE3, Class M2 (P)	0.620	05-25-35	315,000	297,290
Series 2006-ASP5, Class A2B (P)	0.300	10-25-36	335,462	156,679
Series 2006-ASP5, Class A2C (P)	0.350	10-25-36	294,229	137,780
Series 2006-ASP5, Class A2D (P)	0.430	10-25-36	562,109	266,101

Aegis Asset Backed Securities Trust
Series 2005-4, Class M1 (P)	0.620	10-25-35	750,000	620,228

Ameriquest Mortgage Securities, Inc.
Series 2005-R3, Class M2 (P)	0.640	05-25-35	480,000	436,776

Argent Securities, Inc.
Series 2003-W10, Class M1 (P)	1.250	01-25-34	268,192	257,878
Series 2004-W6, Class M1 (P)	0.720	05-25-34	304,208	296,904
Series 2006-M2, Class A2C (P)	0.320	09-25-36	1,538,821	612,823

Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (P)(S)(Z)	0.410	07-25-36	715,111	654,306

Citicorp Residential Mortgage
Securities, Inc.
Series 2007-2, Class A6	5.939	06-25-37	307,166	310,160

CKE Restaurant Holdings, Inc.
Series 2013-1A, Class A2 (S)	4.474	03-20-43	1,106,638	1,130,993

ContiMortgage Home Equity Loan Trust
Series 1995-2, Class A5	8.100	08-15-25	29,615	29,430

Countrywide Asset-Backed Certificates
Series 2004-10, Class AF5B	5.110	02-25-35	538,159	563,204

CSMC Trust
Series 2006-CF2, Class M1 (P)(S)	0.640	05-25-36	540,000	520,660

Dominos Pizza Master Issuer LLC
Series 2012-1A, Class A2 (S)(Z)	5.216	01-25-42	1,085,731	1,180,264

Encore Credit Receivables Trust
Series 2005-2, Class M2 (P)	0.630	11-25-35	600,000	550,968

GSAA Home Equity Trust
Series 2005-11, Class 3A1 (P)	0.440	10-25-35	731,724	677,807

GSAA Trust
Series 2005-10, Class M3 (P)	0.720	06-25-35	675,000	631,067

GSAMP Trust
Series 2006-NC1, Class A2 (P)	0.350	02-25-36	304,450	285,147

Home Equity Mortgage Loan Asset-
Backed Trust
Series 2005-C, Class AII3 (P)	0.540	10-25-35	455,000	426,913

Mastr Asset Backed Securities Trust
Series 2007-HE2, Class A2 (P)(Z)	0.870	08-25-37	210,401	206,318

Merrill Lynch Mortgage Investors, Inc.
Series 2005-WMC1, Class M1 (P)	0.920	09-25-35	256,559	237,568

Morgan Stanley ABS Capital I
Series 2006-HE4, Class A3 (P)	0.320	06-25-36	450,338	283,488

RAMP Trust
Series 2005-RS3, Class M1 (P)	0.590	03-25-35	320,000	302,398

See notes to financial statements	Annual report | Income Securities Trust	23

		Maturity
	Rate (%)	date	Par value	Value
Sonic Capital LLC
Series 2011-1A, Class A2 (S)	5.438	05-20-41	$377,471	$406,264

Soundview Home Loan Trust
Series 2006-OPT2, Class A3 (P)	0.350	05-25-36	252,294	231,267

Specialty Underwriting & Residential
Finance Trust
Series 2006-BC1, Class A2D (P)	0.470	12-25-36	1,090,000	1,022,284

Westgate Resorts LLC
Series 2012-2A, Class A (S)	3.000	01-20-25	454,896	455,960
Series 2012-2A, Class B (S)	4.500	01-20-25	686,986	683,984
Series 2012-3A, Class A (S)	2.500	03-20-25	331,899	331,561
Series 2012-3A, Class B (S)	4.500	03-20-25	98,864	98,432
Series 2013-1A, Class B (S)	3.750	08-20-25	209,054	205,493

			Shares	Value
Common Stocks 5.3% (3.6% of Total Investments)				$9,610,524

(Cost $9,111,449)

Consumer Staples 0.9%				1,706,900

Food Products 0.4%

Kraft Foods Group, Inc. (Z)			15,000	815,700

Tobacco 0.5%

Philip Morris International, Inc. (Z)			10,000	891,200

Energy 0.7%				1,247,480

Oil, Gas & Consumable Fuels 0.7%

Royal Dutch Shell PLC, ADR			8,000	533,280

The Williams Companies, Inc.			20,000	714,200

Financials 0.4%				760,000

Real Estate Investment Trusts 0.4%

Weyerhaeuser Company			25,000	760,000

Health Care 1.3%				2,360,433

Pharmaceuticals 1.3%

Eli Lilly & Company (Z)			17,000	846,940

Johnson & Johnson (Z)			8,258	764,773

Sanofi, ADR (Z)			14,000	748,720

Industrials 0.8%				1,419,640

Commercial Services & Supplies 0.4%

Republic Services, Inc.			20,000	669,400

Machinery 0.4%

Caterpillar, Inc.			9,000	750,240

Information Technology 0.4%				635,180

Semiconductors & Semiconductor Equipment 0.4%

Intel Corp.			26,000	635,180

Materials 0.5%				918,000

Chemicals 0.5%

E.I. du Pont de Nemours & Company (Z)			15,000	918,000

24	Income Securities Trust | Annual report	See notes to financial statements

			Shares	Value
Telecommunication Services 0.3%				$562,891

Diversified Telecommunication Services 0.3%

Oi SA, ADR			313,276	541,967

Oi SA, ADR, Series C			12,025	20,924

Preferred Securities (b) 2.1% (1.4% of Total Investments)				$3,790,840

(Cost $3,624,021)

Consumer Staples 0.3%				555,859

Food & Staples Retailing 0.3%

Ocean Spray Cranberries, Inc., Series A,
6.250% (S)			6,250	555,859

Financials 1.4%				2,471,144

Capital Markets 0.2%

The Goldman Sachs Group, Inc., 5.500% (Z)			12,425	283,663

Commercial Banks 0.7%

FNB Corp., 7.250%			9,000	225,000

PNC Financial Services Group, Inc. (6.125% to
5-1-22, then 3 month LIBOR + 4.067%) (Z)			19,375	491,738

U.S. Bancorp (6.000% to 04-15-17, then
3 month LIBOR + 4.861%) (Z)			15,475	420,456

Wells Fargo & Company, Series L, 7.500%			192	218,688

Consumer Finance 0.2%

Ally Financial, Inc., 7.300%			11,815	298,683

Diversified Financial Services 0.2%

GMAC Capital Trust I (8.125% to 2-15-16,
then 3 month LIBOR + 5.785%) (Z)			16,350	439,161

Real Estate Investment Trusts 0.1%

Weyerhaeuser Company, 6.375%			1,700	93,755

Industrials 0.2%				386,388

Aerospace & Defense 0.2%

United Technologies Corp., 7.500% (Z)			6,106	386,388

Materials 0.0%				57,669

Metals & Mining 0.0%

ArcelorMittal, 6.000%			2,420	57,669

Telecommunication Services 0.2%				319,780

Diversified Telecommunication Services 0.2%

Intelsat SA, 5.750%			5,900	319,780

	Rate	Maturity
	(%)	date	Par value	Value
Escrow Certificates 0.0% (0.0% of Total Investments)				$319

(Cost $0)

Materials 0.0%				319

Smurfit-Stone Container Corp. (I)	8.000	03-15-17	$245,000	319

See notes to financial statements	Annual report | Income Securities Trust	25

	Par value	Value
Short-Term Investments 0.4% (0.2% of Total Investments)		$634,000

(Cost $634,000)

Repurchase Agreement 0.4%		634,000

Repurchase Agreement with State Street Corp. dated 10-31-13 at
0.000% to be repurchased at $634,000 on 11-1-13, collateralized by $650,000 U.S. Treasury Notes, 1.000% due 5-31-18 (valued at
$647,563, including interest)	634,000	634,000

Total investments (Cost $260,471,133)† 148.3%		$267,800,266

Other assets and liabilities, net (48.3%)		($87,259,734)

Total net assets 100.0%		$180,540,532

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

ADR American Depositary Receipts

IO Interest-Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

LIBOR London Interbank Offered Rate

PIK Paid-in-kind

REIT Real Estate Investment Trust

USGG U.S. Generic Government Yield Index

(a) Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.

(b) Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.

(C) Security purchased on a when-issued or delayed delivery basis.

(I) Non-income producing.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $63,413,640 or 35.1% of the fund’s net assets as of 10-31-13.

(Z) All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 10-31-13 was $157,768,220.

† At 10-31-13, the aggregate cost of investment securities for federal income tax purposes was $261,555,327. Net unrealized appreciation aggregated $6,244,939, of which $13,313,490 related to appreciated investment securities and $7,068,551 related to depreciated investment securities.

26	Income Securities Trust | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $260,471,133)	$267,800,266
Cash	1,012,424
Cash held at broker for futures contracts	114,750
Cash segregated at custodian for swap contracts	550,000
Receivable for investments sold	1,444,659
Dividends and interest receivable	2,756,319
Receivable for futures variation margin	1,875
Other receivables and prepaid expenses	16,665

Total assets	273,696,958

Liabilities

Credit facility agreement payable	90,300,000
Payable for investments purchased	1,312,804
Payable for delayed delivery securities purchased	579,950
Swap contracts, at value	811,228
Interest payable	50,683
Payable to affiliates
Accounting and legal services fees	8,077
Trustees’ fees	9,334
Other liabilities and accrued expenses	84,350

Total liabilities	93,156,426

Net assets	$180,540,532

Net assets consist of

Paid-in capital	$185,634,025
Undistributed net investment income	1,429,224
Accumulated net realized gain (loss) on investments, futures contracts and
swap agreements	(13,099,315)
Net unrealized appreciation (depreciation) on investments, futures
contracts and swap agreements	6,576,598

Net assets	$180,540,532

Net asset value per share

Based on 11,743,104 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$15.37

See notes to financial statements	Annual report | Income Securities Trust	27

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$12,502,403
Dividends	619,838
Less foreign taxes withheld	(9,127)

Total investment income	13,113,114

Expenses

Investment management fees	1,419,602
Accounting and legal services fees	63,895
Transfer agent fees	85,466
Trustees’ fees	40,830
Printing and postage	49,792
Professional fees	97,947
Custodian fees	24,827
Stock exchange listing fees	26,232
Interest expense	630,636
Other	33,107

Total expenses	2,472,334

Net investment income	10,640,780

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	6,323,228
Realized loss on investments not meeting investment restrictions	(3,909)
Payment from investment advisor for loss on investments not meeting
investment restrictions	3,909
Futures contracts	(283,716)
Swap contracts	(411,521)

5,627,991
Change in net unrealized appreciation (depreciation) of
Investments	(10,627,390)
Futures contracts	58,693
Swap contracts	397,835

(10,170,862)

Net realized and unrealized loss	(4,542,871)

Increase in net assets from operations	$6,097,909

28	Income Securities Trust | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	10-31-13	10-31-12
Increase (decrease) in net assets

From operations
Net investment income	$10,640,780	$12,044,957
Net realized gain (loss)	5,627,991	(168,211)
Change in net unrealized appreciation (depreciation)	(10,170,862)	15,369,312

Increase in net assets resulting from operations	6,097,909	27,246,058

Distributions to shareholders
From net investment income	(12,035,602)	(12,769,589)

From fund share transactions
Issued pursuant to Dividend Reinvestment Plan	686,806	1,017,966

Total increase (decrease)	(5,250,887)	15,494,435

Net assets

Beginning of year	185,791,419	170,296,984

End of year	$180,540,532	$185,791,419

Undistributed net investment income	$1,429,224	$1,466,762

Share activity

Shares outstanding
Beginning of year	11,699,015	11,631,473
Issued pursuant to Dividend Reinvestment Plan	44,089	67,542

End of year	11,743,104	11,699,015

See notes to financial statements	Annual report | Income Securities Trust	29

F I N A N C I A L   S T A T E M E N T S

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
10-31-13
Cash flows from operating activities

Net increase in net assets from operations	$6,097,909
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(165,756,512)
Long-term investments sold	162,520,968
Decrease in short-term investments	466,000
Net amortization of premium (discount)	4,619,323
Decrease in dividends and interest receivable	152,265
Increase in receivable for futures variation margin	(1,875)
Increase in payable for investments purchased	1,114,606
Increase in payable for delayed delivery securities purchased	488,024
Increase in receivable for investments sold	(1,441,869)
Decrease in cash segregated at custodian for swap contracts	270,000
Increase in cash held at broker for futures contracts	(114,750)
Decrease in other receivables and prepaid assets	3,475
Decrease in unrealized depreciation of swap contracts	(397,835)
Decrease in payable to affiliates	(3,672)
Decrease in interest payable	(6,866)
Decrease in other liabilities and accrued expenses	(20,985)
Net change in unrealized (appreciation) depreciation on investments	10,627,390
Net realized gain on investments	(6,323,228)

Net cash provided by operating activities	$12,292,368

Cash flows from financing activities
Distributions to common shareholders net of reinvestments	($11,348,796)

Net cash used in financing activities	($11,348,796)

Net increase in cash	$943,572

Cash at beginning of period	$68,852

Cash at end of period	$1,012,424

Supplemental disclosure of cash flow information

Cash paid for interest	$637,502

Noncash financing activities not included herein consist of	686,806
reinvestment of distributions

30	Income Securities Trust | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09

Per share operating performance

Net asset value, beginning of period	$15.88	$14.64	$14.82	$13.42	$10.67
Net investment income[1]	0.91	1.03	1.08	1.19	1.18
Net realized and unrealized gain (loss)
on investments	(0.39)	1.31	(0.13)	1.37	2.70
Total from investment operations	0.52	2.34	0.95	2.56	3.88
Less distributions to common shareholders
From net investment income	(1.03)	(1.10)	(1.13)	(1.16)	(1.13)
Net asset value, end of period	$15.37	$15.88	$14.64	$14.82	$13.42
Per share market value, end of period	$14.28	$16.53	$14.81	$14.76	$12.94
Total return at net asset value (%)[2]	3.51	16.57	6.78	19.90	39.06
Total return at market value (%)[2]	(7.61)	19.95	8.46	23.85	47.95

Ratios and supplemental data

Net assets applicable to common shares, end of
period (in millions)	$181	$186	$170	$171	$154
Ratios (as a percentage of average net assets):
Expenses[3]	1.35	1.53	1.56	1.78	2.25
Net investment income	5.81	6.88	7.34	8.44	10.56
Portfolio turnover (%)	60	50	71	79	94

Senior securities

Total debt outstanding end of period (in millions)	$90	$90	$87	$84	$58
Asset coverage per $1,000 of debt[4]	$2,999	$3,057	$2,957	$3,051	$3,656

1 Based on the average daily shares outstanding.
2 Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund’s shares traded during the period.
3 Expenses excluding interest were 1.01%, 1.06%, 1.04%, 1.12% and 1.40% for the periods ended 10-31-13, 10-31-12, 10-31-11, 10-31-10 and 10-13-09, respectively.
4 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See notes to financial statements	Annual report | Income Securities Trust	31

Notes to financial statements

Note 1 — Organization

John Hancock Income Securities Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter (OTC) market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

32	Income Securities Trust | Annual report

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
INVESTMENTS IN SECURITIES	VALUE AT 10-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$142,278,984	—	$142,278,984	—
Convertible Bonds	520,645	—	520,645	—
Term Loans	930,957	—	930,957	—
Capital Preferred Securities	3,979,462	—	3,979,462	—
U.S. Government & Agency
Obligations	52,338,485	—	52,338,485	—
Foreign Government
Obligations	393,982	—	393,982	—
Collateralized Mortgage
Obligations	38,813,673	—	38,556,650	$257,023
Asset Backed Securities	14,508,395	—	14,302,902	205,493
Common Stocks	9,610,524	$9,610,524	—	—
Preferred Securities	3,790,840	3,234,981	555,859	—
Escrow Certificates	319	—	319	—
Short-Term Investments	634,000	—	634,000	—

Total Investments in
Securities	$267,800,266	$12,845,505	$254,492,245	$462,516
Other Financial Instruments
Futures	$58,693	$58,693	—	—
Interest Rate Swaps	($811,228)	—	($811,228)	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

		COLLATERALIZED
	CORPORATE	MORTGAGE	ASSET BACKED	COMMON	PREFERRED
	BONDS	OBLIGATIONS	SECURITIES	STOCKS	SECURITIES	TOTAL

Balance as of 10-31-12	$625,692	$989,419	—	$43,162	$1,177,393	$2,835,666
Realized gain (loss)	—	—	—	(15,805)	(172,570)	($188,375)
Change in unrealized
appreciation (depreciation)	—	26,771	($44,507)	41,763	344,367	$368,394
Purchases	—	—	250,000	—	—	$250,000
Sales	—	—	—	(69,120)	(1,349,190)	($1,418,310)
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	(625,692)	(759,167)	—	—	—	($1,384,859)
Balance as of 10-31-13	—	$257,023	$205,493	—	—	$462,516
Change in unrealized at
period end*	—	$26,771	($44,507)	—	—	($17,736)

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that

Annual report | Income Securities Trust	33

the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a

34	Income Securities Trust | Annual report

specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2013, the fund has a capital loss carryforward of $12,109,942 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31

2014	2015	2016	2017	2018

$2,169,323	$1,351,797	$1,367,076	$6,785,450	$436,296

As of October 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2013 and October 31, 2012 was as follows:

	OCTOBER 31, 2013	OCTOBER 31, 2012

Ordinary Income	$12,035,602	$12,769,589

As of October 31, 2013, the components of distributable earnings on a tax basis consisted of $1,433,443 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any

Annual report | Income Securities Trust	35

short-term investments or cash segregated at the custodian for swap contracts or cash held at the broker for futures contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain swaps are typically traded through the OTC market. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed. This right to close out and net payments across all transactions traded under the ISDA could result in a reduction of the fund’s risk to a counterparty equal to any amounts payable by the fund, if any.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund’s investments.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

36	Income Securities Trust | Annual report

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable/payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended October 31, 2013, the fund used futures contracts to manage duration of the portfolio. During the year ended October 31, 2013, the fund held futures contracts with notional values ranging up to $2.9 million, as measured at each quarter end. The following table summarizes the contracts held at October 31, 2013.

OPEN	NUMBER OF		EXPIRATION	NOTIONAL	NOTIONAL UNREALIZED
CONTRACTS	CONTRACTS	POSITION	DATE	BASIS	VALUE APPRECIATION

U.S. Treasury Ultra	20	Long	Dec 2013	$2,823,182	$2,881,875 $58,693
Long Bond Futures

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended October 31, 2013, the fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of October 31, 2013.

Annual report | Income Securities Trust	37

	USD NOTIONAL	PAYMENTS MADE	PAYMENTS RECEIVED	MATURITY	MARKET
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	VALUE

Morgan Stanley	$22,000,000	Fixed 1.442500%	3 Month LIBOR (a)	Aug 2016	($559,689)
Capital Services
Morgan Stanley	$22,000,000	Fixed 1.093750%	3 Month LIBOR (a)	May 2017	(251,539)
Capital Services
TOTAL	$44,000,000				($811,228)

(a) At 10-31-13, the 3-month LIBOR rate was 0.24200%

No interest rate swap positions were entered into or closed during the year ended October 31, 2013.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS	INSTRUMENTS	DERIVATIVES FAIR	DERIVATIVES
RISK	AND LIABILITIES LOCATION	LOCATION	VALUE	FAIR VALUE

Interest rate	Receivable/payable	Futures†	$58,693	—
contracts	for futures

Interest rate	Swap contracts, at	Interest	—	($811,228)
contracts	value	rate swaps

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2013:

	STATEMENT OF	FUTURES	SWAP
RISK	OPERATIONS LOCATION	CONTRACTS	CONTRACTS	TOTAL

Interest rate	Net realized	($283,716)	—	($283,716)
contracts	gain (loss)

Interest rate	Net realized		($411,521)	(411,521)
contracts	gain (loss)

Total		($283,716)	($411,521)	($695,237)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2013:

	STATEMENT OF	FUTURES	SWAP
RISK	OPERATIONS LOCATION	CONTRACTS	CONTRACTS	TOTAL

Interest rate	Change in unrealized	$58,693	$397,835	$456,528
contracts	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general

38	Income Securities Trust | Annual report

indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the fund’s average daily managed assets (net assets plus borrowings under the Credit Facility Agreement) (see Note 7), (b) 0.375% of the next $50,000,000 of the fund’s average daily managed assets, (c) 0.350% of the next $100,000,000 of the fund’s average daily managed assets and (d) 0.300% of the fund’s average daily managed assets in excess of $300,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2013, were equivalent to a net annual effective rate of 0.52% of the fund’s average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2013 amounted to an annual rate of 0.02% of the fund’s average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of funds Deferred Compensation Plan (the Plan), which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Note 6 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have the potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares;

• fluctuations in the interest rate paid for the use of the credit facility;

• increased operating costs, which may reduce the fund’s total return;

• the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and

Annual report | Income Securities Trust	39

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.

Note 7 — Credit Facility Agreement

The fund has entered into a CFA with Credit Suisse Securities (USA) LLC (CSSU), pursuant to which the fund borrows money to increase its assets available for investment. In accordance with the 1940 Act, the fund’s borrowings under the CFA will not exceed 33 1/3% of the fund’s managed assets (net assets plus borrowings) at the time of any borrowing.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund’s custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of three month London Interbank Offered Rate (LIBOR) plus 0.41% and is payable monthly. As of October 31, 2013, the fund had borrowings of $90,300,000, at an interest rate of 0.65%, which is reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the year ended October 31, 2013, the average borrowings under the CFA and the effective average interest rate were $90,300,000 and 0.70%, respectively.

The fund may terminate the CFA with CSSU at any time. If certain asset coverage and collateral requirements or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, CSSU is required to provide the fund with 270 calendar days’ notice prior to terminating or amending the CFA.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $139,773,590 and $139,657,378, respectively, for the year ended October 31, 2013. Purchases and sales of U.S. Treasury obligations aggregated $25,982,922 and $22,863,590, respectively, for the year ended October 31, 2013.

40	Income Securities Trust | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Income Securities Trust (the “Fund”) at October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, agent bank and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2013

Annual report | Income Securities Trust	41

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

42	Income Securities Trust | Annual report

Additional information

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 14, 1973 and are publicly traded on the New York Stock Exchange (the NYSE). The fund’s investment objective is to generate a high level of current income consistent with prudent investment risk. There can be no assurance that the fund will achieve its investment objective.

Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in income securities, consisting of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. The fund may invest up to 20% of its total assets in income-producing preferred securities and common stocks.

Effective March 20, 2013, the Board of Trustees approved a revision to the fund’s investment policy regarding the amount of the fund’s securities that is rated investment grade. The new investment policy provides that the fund will invest at least 75% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (Moody’s) or “BBB” by Standard & Poor’s Ratings Services (S&P)), or in unrated securities determined by the fund’s investment advisor or subadvisor to be of comparable credit quality. Under the new investment policy, the fund can invest up to 25% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, below investment grade (junk bonds) (i.e., rated “Ba” or lower by Moody’s or “BB” or lower by S&P), or in unrated securities determined by the fund’s advisor or subadvisor to be of comparable quality.

Under the prior investment policy, the fund was required to invest at least 75% of its total assets in debt securities which were rated, at the time of acquisition, investment grade or in unrated securities determined to be of comparable credit quality. In addition, under the prior investment policy, the fund had the ability to invest up to 25% of its total assets in debt securities rated below investment grade at the time of acquisition.

Bylaws

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the By-laws of the fund (the “Amended and Restated By-laws”). The Amended and Restated By-laws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders’ meetings, or in the event a shareholder proposes to seek a shareholder action by written consent or request a special meeting of shareholders; (ii) require any such notice by a shareholder be accompanied by certain information as provided in the By-laws; (iii) provide that Trustees may be nominated by shareholders only at an annual meeting of the fund or special meeting in lieu of an annual meeting; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the By-laws or to make new By-laws, except where the Declaration of Trust, By-laws or applicable law would also require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the By-laws is qualified in its entirety by the full text of the Amended and Restated By-laws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

Annual report | Income Securities Trust	43

Dividends and distributions

During the year ended October 31, 2013, distributions from net investment income totaling $1.0269 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

INCOME
PAYMENT DATE	DISTRIBUTIONS

December 31, 2012	$0.3086
March 28, 2013	0.2298
June 28, 2013	0.2591
September 30, 2013	0.2294
Total	$1.0269

Dividend reinvestment plan

The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011 and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell

44	Income Securities Trust | Annual report

shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective July 1, 2013, the Plan was revised to reflect an updated definition of the market price. Under the revised Plan, “market price” is defined as “the last sale price for the fund’s shares in the market on that date as of the close of regular trading on the New York Stock Exchange (NYSE), or, if there is no sale in the market on that date or sale prices are not available, then the mean between the closing bid and asked quotations for such shares on such date.” This definition replaces the previous definition, stating that “market price” is “the last sale price for the fund’s shares on the New York Stock Exchange (NYSE) on that date, or, if there is no sale on the NYSE on that date, then the mean between the closing bid and asked quotations for such shares on the NYSE on such date”. In addition, effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund’s administrator.

All correspondence or additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Annual report | Income Securities Trust	45

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 43006
Providence, RI 02940-3006
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Portfolio manager change

Effective May 15, 2013, the portfolio management team at John Hancock Asset Management a division of Manulife Asset Management (US) LLC has changed as follows: Barry H. Evans no longer serves on the portfolio management team responsible for managing the fund. Jeffrey N. Given, CFA and Howard C. Greene, CFA continue to serve as portfolio managers of the Fund.

46	Income Securities Trust | Annual report

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Income Securities Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16–17, 2013, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data; performance information for an applicable benchmark index; and other matters such as the prices at which the fund’s shares have traded and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part

Annual report | Income Securities Trust	47

on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

48	Income Securities Trust | Annual report

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within a broader group of funds;

(d) took into account the Advisor’s analysis of the fund’s performance; and

(e) considered the fund’s share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund outperformed the benchmark index and peer group average for the one-, three-, and five-year periods ended December 31, 2012.

The Board noted the fund’s favorable performance relative to the benchmark index and peer group for the one-, three-, and five-year periods. The Board took into account the limited number of funds in the peer group.

The Board concluded that the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund’s total managed assets, which are attributable to stock and borrowings.

The Board noted that net management fees for the fund are lower than the peer group median. The Board also noted that total expenses, based on total managed assets, which include the fund’s assets attributable to its common stock plus borrowings for investment purposes, for the fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s expenses, including the differences among the funds in the peer group with respect to the utilization of leverage.

The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Annual report | Income Securities Trust	49

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the fund, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(f) noted that the fund’s Subadvisor is an affiliate of the Advisor;

(g) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(h) noted that the subadvisory fees for the fund are paid by the Advisor; and

(i) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. The Board considered whether there should be changes in the management fee rate or structure in order to enable the fund to participate in any economies of scale, noting that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor. The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock fund complex. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board noted that the fund has breakpoints in its contractual management fee schedule and that the fund’s net management fees are lower than the peer group median. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock family of funds); and

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds.

50	Income Securities Trust | Annual report

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement. In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

Annual report | Income Securities Trust	51

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund has been in line with or outperformed the historical performance of comparable funds and the benchmark index and the fund’s overall performance is satisfactory; and

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

52	Income Securities Trust | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates,[2] Born: 1946	2012	233

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).
Trustee and Chairperson of the Board, John Hancock retail funds[4] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2,3] Born: 1941	2012	233

Director, Island Commuter Corp. (marine transport).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	233

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	233

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).
Trustee, John Hancock retail funds[4] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Annual report | Income Securities Trust	53

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey,[2] Born: 1946	2012	233

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2,3] Born: 1947	2012	233

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	233

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds[4] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	233

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2005	233

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).
Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[4]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds[4], John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

54	Income Securities Trust | Annual report

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2008	233

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds[4] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[5]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle,[2] Born: 1959	2012	233

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010).
Trustee, John Hancock retail funds[4] (since 2012 and 2005–2010); Trustee, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	233

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).
Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	233

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).
Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Annual report | Income Securities Trust	55

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC, and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010); President (since 2012) and former Trustee (2010–2012), John Hancock retail funds,[4] President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,[4]
John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2007); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions).

56	Income Securities Trust | Annual report

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2016; Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2015; and Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2014.

2 Became a Trustee of the fund effective December 1, 2012.

3 Member of the Audit Committee.

4 “John Hancock retail funds” comprises John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

5 The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Annual report | Income Securities Trust	57

More information

Trustees	Officers	Investment advisor
James M. Oates,	Hugh McHaffie	John Hancock Advisers, LLC
Chairperson	President
Steven R. Pruchansky,	Andrew G. Arnott	Subadvisor
Vice Chairperson	Executive Vice President	John Hancock Asset Management
Charles L. Bardelis*	Thomas M. Kinzler	a division of Manulife Asset
James R. Boyle†	Secretary and Chief Legal Officer	Management (US) LLC
Craig Bromley†	Francis V. Knox, Jr.
Peter S. Burgess*	Chief Compliance Officer	Custodian
William H. Cunningham	Charles A. Rizzo	State Street Bank and
Grace K. Fey	Chief Financial Officer	Trust Company
Theron S. Hoffman*	Salvatore Schiavone
Deborah C. Jackson	Treasurer	Transfer agent
Hassell H. McClellan		Computershare Shareowner
Gregory A. Russo		Services, LLC
Warren A. Thomson†
Legal counsel
*Member of the		K&L Gates LLP
Audit Committee
†Non-Independent Trustee		Independent registered
public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: JHS

For shareholder assistance refer to page 46

You can also contact us:
	800-852-0218	Regular mail:
	jhinvestments.com	Computershare
P.O. Box 43006
Providence, RI 02940-3006

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

58	Income Securities Trust | Annual report

800-852-0218
800-843-0090 EASI-Line
jhinvestments.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P6A 10/13
MF164559	12/13

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2013, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $46,704 for the fiscal year ended October 31, 2013 and $48,638 for the fiscal year ended October 31, 2012. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees amounted to $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2012 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,200 for the fiscal year ended October 31, 2013 and $3,200 for the fiscal year ended October 31, 2012. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees amounted to $3,964 for the fiscal year ended October 31, 2013 and $419 for the fiscal year ended October 31, 2012 billed to the registrant or the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2013, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,606,033 for the fiscal year ended October 31, 2013 and $3,659,553 for the fiscal year ended October 31, 2012.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2013.

Jeffrey N. Given, CFA

Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management since 2012
Managing Director, John Hancock Asset Management (2005-2012)
Second Vice President, John Hancock Advisers, LLC (1993-2005)
Began business career in 1993 Joined Fund team in 1999

Howard C. Greene, CFA

Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management since 2005
Began business career in 1979
Joined Fund team in 2005

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2013. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
NAME	MANAGER

Jeffrey N. Given, CFA	Other Investment Companies: Fourteen (14) funds
with assets of approximately $18.3 billion.

Other Pooled Investment Vehicles: Three (3) accounts
with assets of approximately $223.4 million.

Other Accounts: Twelve (12) accounts with assets of
approximately $4.4 billion.

Howard C. Greene, CFA	Other Investment Companies: Ten (10) funds with
assets of approximately $12.9 billion.

Other Pooled Investment Vehicles: Two (2) accounts
with assets of approximately $163.9 million.

Other Accounts: Eleven (11) accounts with assets of

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
NAME	MANAGER

$4.4 billion

With respect to accounts managed by Messrs. Given, the Subadviser receives a performance-based fee with respect to one Other Account with total assets of approximately $59 million.

Conflicts of Interest When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Subadviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Subadviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•  A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings (“IPOs”) and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the IPO. The Subadviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•  A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances also may arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

•  A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. The Subadviser receives a performance-based fee with respect to certain of the other accounts managed by the portfolio managers of the Fund described above.

•  A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•  If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.

Compensation of Portfolio Managers. The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, investment professionals are compensated with a combination of base salary and performance bonuses (e.g., cash and deferral awards). The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Fund.

• Base salaries. Base salaries are market-based and fixed. Salary ranges are reviewed and adjusted annually. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical and experiential skills.

• Performance Bonuses. Performance bonuses take the form of cash and deferred incentives.

■ Short-Term Cash Incentives. Short-term incentives take the form of annual cash awards. Individual targets are market-based and actual awards are tied to performance against various objective measures and on overall personal performance ratings. These include:

— Investment Performance. The majority of the bonus considered under the plan is based on investment performance of accounts managed by the investment professional over one, three and five year periods (to the extent applicable). The pre-tax performance of each account is measured relative to an appropriate benchmark or universe as identified in the table below.

— Financial Performance of the Subadviser. The financial performance of the Subadviser and its parent corporation are also considered in determining bonus awards.

— Non-Investment Performance. The more intangible contributions of an investment professional to the Subadviser’s business, including new strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

■ Long-Term Incentives. All investment professionals are eligible for participation in a deferred incentive plan. 100% of the eligible awards are invested in the strategies that the team manages as well as other strategies managed by other teams at the Subadviser. The Subadviser believes that owning units in the same strategies a team manages aligns the performance goals of both client and manager giving the team added incentive to act in the best interest of the Company’s clients.

As an added incentive, certain investment professionals (considered officers of Manulife Financial) would receive a portion of their award in Manulife Restricted Share Units (“RSUs”) or stock options. This plan is based on the value of the underlying common shares of Manulife Financial.

Fund	Peer Universe

Income Securities Trust	Morningstar US OE Intermediate-Term Bond

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Range of
Beneficial
Portfolio Manager	Ownership

Jeffrey N. Given, CFA	$1-$10,000

Howard C. Greene, CFA	$1-$10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Revisions to  the Governance Committee Charter are as follows.

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the By-laws of the fund (the “Amended and Restated By-laws”). The Amended and  Restated By-laws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders’ meetings, or in the event a shareholder proposes to seek a shareholder action by written consent or request a special meeting of shareholders; (ii) require any such notice by a shareholder to be accompanied by certain information as provided in the By-laws; (iii) provide that Trustees may be nominated by shareholders only at an annual meeting of the fund ;or special meeting in lieu of an annual meeting; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the By-laws or to make new By-laws, except where the Declaration of Trust, By-laws or applicable law would also require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the By-laws is qualified in its entirety by the full text   of the Amended and Restated By-laws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	December 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	December 20, 2013

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 20, 2013